UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 1, 2006
                Date of Report (Date of earliest event reported)

                               DIODES INCORPORATED
             (Exact name of registrant as specified in its charter)

   Delaware                       1-5740                        95-2039518
(State or other          (Commission File Number)            (I.R.S. Employer
jurisdiction of                                           Identification Number)
 incorporation)

       3050 East Hillcrest Drive
      Westlake Village, California                      91362
(Address of principal executive offices)             (Zip Code)

                                 (805) 446-4800
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

            On November 1, 2006, Diodes Incorporated issued a press release announcing third quarter 2006 earnings. A copy of the press release is attached as Exhibit 99.1.

            On November 1, 2006, Diodes Incorporated hosted a conference call to discuss its third quarter 2006 results. A copy of the transcript is attached as
Exhibit 99.2.

            During the conference call on November 1, 2006, Dr. Keh-Shew Lu, President and CEO of Diodes Incorporated, as well as Carl C. Wertz, Chief Financial Officer, Rick White, Sr. Vice President of Finance, and Mark King, Sr. Vice President of Sales and Marketing made additional comments during a question and answer session. A copy of the transcript is attached as Exhibit 99.3.

            The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1984, except as shall be expressly set forth by specific reference in such filing.

Item  9.01 Financial Statements and Exhibits.

(c) Exhibits

            Exhibit 99.1 - Press Release dated November 1, 2006
            Exhibit 99.2 - Conference call transcript dated November 1, 2006
            Exhibit 99.3 - Question and answer transcript dated November 1, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2006                  DIODES INCORPORATED


                                         By /s/ Carl C. Wertz
                                         ---------------------------------------
                                         CARL C. WERTZ
                                         Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number    Description
-------   -----------
99.1      Press Release dated November 1, 2006
99.2      Conference call transcript dated November 1, 2006
99.3      Question and answer transcript dated November 1, 2006